                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 16, 1996



                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                   1-4300              41-0747868
(State or other jurisdiction      (Commission         (I.R.S. Employer
      of incorporation)           File Number)     Identification Number)


                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (713) 296-6000

ITEM 5. OTHER EVENTS

     On April 16, 1996, the Registration Statement on Form S-4 of Apache Corporation ("Apache") was declared effective by the Securities and Exchange Commission. The Registration Statement includes a prospectus with respect to the shares of Apache common stock to be issued in the proposed merger (the "Merger") of YPY Acquisitions, Inc., a Delaware corporation that is a wholly owned subsidiary of Apache, with The Phoenix Resource Companies, Inc., a Delaware corporation ("Phoenix"), and a proxy statement soliciting the vote of the stockholders of Phoenix to approve the Merger. Phoenix's Board of Directors has called a special meeting of stockholders of Phoenix to be held on May 20, 1996 to consider the approval and adoption of the Merger. The Proxy Statement/Prospectus included as a part of the Registration Statement is attached hereto as Exhibit 99.1.

     The Merger is subject to the satisfaction or waiver of certain conditions including, among other matters, the satisfaction of representations, warranties and covenants as of the closing date, the approval of the Merger by the holders of a majority of the outstanding shares of common stock of Phoenix, the absence of any material adverse changes, the receipt of required third party or governmental approvals or consents, and holders of not more than ten percent of the outstanding shares of Phoenix Common Stock properly demanding appraisal rights. In addition, the Merger Agreement may be terminated by Phoenix or Apache under certain circumstances including, among other matters, termination of the agreement by Phoenix if Phoenix or its stockholders receives an acquisition proposal which the Board of Directors of Phoenix determines is likely to result in a transaction more favorable to the holders of Phoenix common stock from a financial point of view than the Merger, and the Board of Directors also determines the failure to withdraw, modify or change its recommendation would constitute a breach of its fiduciary duties to Phoenix stockholders.

     This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to purchase, any securities, or the solicitation of a proxy, in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation of an offer or proxy solicitation.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          EXHIBIT     DOCUMENT
          -------     --------
          23.1        Consent of Arthur Andersen L.L.P. (Apache)

          23.2        Consent of Coopers & Lybrand

     23.3     Consent of Arthur Andersen L.L.P. (Phoenix)

     23.4     Consent of Ryder Scott Company Petroleum Engineers

     23.5     Consent of Petrie Parkman & Co.

     23.6     Consent of Andrews & Kurth L.L.P.

     23.7     Consent of Netherland, Sewell & Associates, Inc.

     99.1     Proxy Statement/Prospectus dated April 17, 1996

     99.2     Financial Statements of The Phoenix Resource Companies, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       APACHE CORPORATION


Date: April 18, 1996                   /s/ Z.S. KOBIASHVILI
                                       ----------------------------------
                                       Z.S. Kobiashvili
                                       Vice President and General Counsel

                              INDEX TO EXHIBITS

     23.1     Consent of Arthur Andersen L.L.P. (Apache)

     23.2     Consent of Coopers & Lybrand

     23.3     Consent of Arthur Andersen L.L.P. (Phoenix)

     23.4     Consent of Ryder Scott Company Petroleum Engineers

     23.5     Consent of Petrie Parkman & Co.

     23.6     Consent of Andrews & Kurth L.L.P.

     23.7     Consent of Netherland, Sewell & Associates, Inc.

     99.1     Proxy Statement/Prospectus dated April 17, 1996

     99.2     Financial Statements of The Phoenix Resource Companies, Inc.